Exhibit 10.1	EXECUTION COPY
CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR THE REDACTED PORTIONS OF THIS
AGREEMENT. THE REDACTIONS ARE INDICATED WITH FIVE ASTERISKS (“*****”). A COMPLETE VERSION OF THIS AGREEMENT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
SECOND AMENDMENT TO CONTRACT CASH SOLUTIONS AGREEMENT
     THIS SECOND AMENDMENT TO CONTRACT CASH SOLUTIONS AGREEMENT (this “Amendment”), dated and effective as of July 19, 2009, is made and entered into among CARDTRONICS USA, INC. and CARDTRONICS, INC. (the “Clients”) and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”).
R E C I T A L S:
     A. Clients and Wells Fargo entered into a Contract Cash Solutions Agreement, dated as of July 20, 2007 (as modified or amended from time to time, the “Agreement”).
     B. Wells Fargo and Clients desire to extend Stated Termination Date to July 20, 2011.
     C. Clients have requested that Wells Fargo increase the maximum available amount of Cash available during non-holiday periods.
     D. Subject to and on the terms and conditions of this Amendment, Wells Fargo is willing to increase the maximum available amount to $400,000,000 during non-holiday periods and to extend the Stated Termination Date.
     NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, intending to be legally bound:
ARTICLE I
Definitions
     Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings assigned to such terms in the Agreement.
ARTICLE II
Amendments
     Section 2.1 Maximum Available Amount. Section II.C. is amended by deleting the reference to “$375,000,000” and inserting in lieu thereof a reference to “$400,000,000”.
     Section 2.2 Fees. Section VII.A. is amended and restated in its entirety to read as follows:

     General. Clients, jointly and severally, agree to pay Wells Fargo the fees calculated in accordance with the terms of a separate fee letter between Wells Fargo and Clients (as amended, amended and restated or otherwise modified in writing, the “Fee Letter”), which is hereby incorporated into this Agreement. Fees may be changed by Wells Fargo on 90 days prior notice to Clients and Clients are free to accept such changes or terminate this Agreement as provided herein prior to the expiration of such notice period; provided, however, that if Clients do not accept such changes, such changes will nonetheless apply from the effective date thereof until termination.
     Section 2.3 Term. Section XI.A. is amended and restated in its entirety to read as follows:
     General. The initial term of this Agreement expires on July 20, 2009. The Parties have agreed, pursuant to a written amendment to the Agreement to a renewal term commencing on July 20, 2009, and expiring on July 20, 2011 (the “Stated Termination Date”), unless earlier terminated by a Party as provided or permitted in this Agreement (the “Actual Termination Date”).
ARTICLE III
Conditions Precedent
     The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
     (a) Clients and Wells Fargo shall have executed and delivered this Amendment;
     (b) Clients shall have accepted in writing the Fee Letter dated as of the date of this Amendment; and
     (c) Clients shall have provided to Wells Fargo such other and further documents and instruments, if any, as Wells Fargo may reasonably request.
ARTICLE IV
Representations and Warranties; Acknowledgments
     Each of the parties represents and warrants to the others that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite action on its part; and (ii) it is in compliance with the terms and agreement contained in the Agreement applicable to it.

ARTICLE V
General Provisions
     Section 5.1 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.
     Section 5.2 Facsimile Signatures. Delivery by fax of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
     Section 5.3 Section Headings. The section headings in this Amendment are for purposes of reference only and shall not limit or effect any of the terms hereof.
     Section 5.4 Costs and Expenses. Clients, jointly and severally, agree to reimburse Wells Fargo on demand for all costs and expenses incurred by Wells Fargo in connection with preparation, negotiation and delivery of this Amendment, including, without limitation, all the reasonable fees and disbursements of Wells Fargo’s legal counsel.
     Section 5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of parties hereto and their respective successors and assigns, subject, however, to the requirements of Section XIV.D. of the Agreement.
     Section 5.6 Governing Law. The Governing Law shall govern this Amendment and the interpretation thereof.
     Section 5.7 Entire Agreement; Modification. This Amendment constitutes the entire agreement between Wells Fargo and Clients relating to the subject matter hereof and may not be changed orally, but only by written instrument signed by both parties. There are no restrictions, promises, warranties, covenants, or undertakings relating to the subject matter of this Amendment other than those expressly set forth or referred-to herein. Nothing in this Amendment alters or impairs the Agreement except for the amendments specifically provided herein.
[Balance of Page Intentionally Left Blank. Signature Page Follows]

     IN WITNESS WHEREOF, each of the Parties has caused this Amendment to be executed on its behalf by the duly authorized officers as of the date and year first written above.

CARDTRONICS USA, INC.		WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Michael H. Clinard Name: Michael H. Clinard	By:	/s/ John Kallina John Kallina
	Title: President, Global Services		Vice President

CARDTRONICS, INC.

By:	/s/ Michael H. Clinard

Name: Michael H. Clinard
Title: President, Global Services

EXECUTION COPY
Amended and Restated Fee Letter
July 19, 2009
Cardtronics, Inc.
Cardtronics USA, Inc.
3250 Briarpark Drive, Suite 400
Houston, TX 77042
Attention: Michael H. Clinard
Ladies and Gentlemen:
     Reference is made to the July 20, 2007, Contract Cash Solutions Agreement (as amended, herein so called) among the above-named addressees (“Clients”) and Wells Fargo Bank, National Association (“Wells Fargo”). This letter agreement is the Fee Letter referred-to in the Contract Cash Solutions Agreement and is an amendment and restatement of the July 20, 2007, Fee Letter. Capitalized terms used but not defined herein have the meanings assigned to them in the Contract Cash Solutions Agreement.
     Clients, jointly and severally, agree to pay to Wells Fargo the fees calculated in accordance with the terms of Exhibits A and B to this Fee Letter, which are incorporated herein, which may be amended from time to time and at any time upon ***** days notice to the Clients as provided in the Contract Cash Solutions Agreement. The Cardtronics Entities agree that their obligations under this Fee Letter will survive the consummation of the transactions described in the Contract Cash Solutions Agreement, including those described in the Second Amendment thereto of even date.
     If you are in agreement with the foregoing and wish to induce Wells Fargo to extend the Stated Termination Date as contemplated in the Second Amendment to the Contract Cash Solutions Agreement, please sign and return to us a copy of this Fee Letter, whereupon it shall constitute a binding agreement between us. The Cardtronics Entities agree that this Fee Letter and its contents are subject to confidentiality provisions and will not be disclosed except as required by law or a final order of a court of competent jurisdiction.

Yours very truly, WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ John Kallina
Name:	John Kallina
Title:	VP

Accepted and Agreed to on July 19, 2009:

CARDTRONICS, INC.

By: Name:	/s/ Michael H. Clinard Michael H. Clinard
Title:	President, Global Services

CARDTRONICS USA, INC.

By: Name:	/s/ Michael H. Clinard Michael H. Clinard
Title:	President, Global Services

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EXHIBIT A
Fees
1.	Monthly Fee. Clients shall pay a monthly fee as calculated in accordance with the following formula:
     Monthly Fee = The ***** the ***** while there are *****, and the ***** at all other times.
          Where:
A = The *****
B = (*****)/*****
C = The *****
X = The *****
Y = (*****)/*****
2.	Definitions. The following terms when used in this Exhibit A shall have the following meanings:
a)	*****

b)	*****

c)	*****

d)	*****

e)	*****

f)	“Daily Three Month LIBOR” means, for each day, LIBOR then in effect for delivery for a three month period on such day or if such day is not a Business Day on the immediately preceding Business Day.

g)	“LIBOR” means the rate per annum determined pursuant to the following formula:

LIBOR =	Base LIBOR

100% - LIBOR Reserve Percentage
(a)	“Base LIBOR” means the rate per annum for United States dollar deposits quoted by Wells Fargo for the purpose of calculating the effective rate for loans that reference Daily Three Month LIBOR as the Inter-Bank Market Offered Rate in effect from time to time for three month delivery of funds in amounts approximately equal to the Average Daily LIBOR Tranche

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Dollars Outstanding. Each Client understands and agrees that Wells Fargo may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Wells Fargo in its discretion deems appropriate, including but not limited to the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

(b)	“LIBOR Reserve Percentage” means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for “Eurocurrency Liabilities” (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Wells Fargo for expected changes in such reserve percentage during the applicable term of the Agreement.
h)	“Wells Fargo FF Margin” means ***** basis points.

i)	“Wells Fargo LIBOR Margin” means ***** basis points.

j)	*****
3.	Ancillary Services and Charges. Clients shall also pay the customary charges and fees of Wells Fargo for the ancillary services set forth on Exhibit B to the Fee Letter, which Exhibit reflects the current charges on the date of this Agreement. Wells Fargo’s standard treasury and cash management agreements will apply to all ancillary services such as wire transfers, ACH services and the like.

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EXHIBIT B
Form of Monthly Billing Statement
Fees are as follows:
Wells Fargo Treasury Management Proposal
     Cardtronics
     (Monthly Fee calculated per Exhibit A)

							(Below are Monthly Volume and
							Activity Charges Examples)
WF							Monthly		Activity
Code	TMA Code	Service Description	Charge Basis		Price		Volume		Charges
		Cash Vault
08156	100199	ATM Contract Cash Balance/Location	*	****	*	****	*	****	*	****
08190	100140	Cash Vault Cash Order-Call IN	*	****	*	****	*	****	*	****
08189	100141	Cash Vault Cash Order-Touchtone	*	****	*	****	*	****	*	****
08182	100141	Cash Vault Cash Orders-CEO	*	****	*	****	*	****	*	****
08115	100146	Cash Vault Coin Furnished-Std Box	*	****	*	****	*	****	*	****
08124	100000	Cash Vault Currency Furn-Bundle	*	****	*	****	*	****	*	****
08416	100199	Cash Vault Currency Furnished	*	****	*	****	*	****	*	****
08290	100199	Cash Vault Currency/Coin Deposited	*	****	*	****	*	****	*	****
08160	100501	Cash Vault Deposit Adjustment	*	****	*	****	*	****	*	****
CVBSE	100100	Cash Vault Monthly Base	*	****	*	****	*	****	*	****
VLTRT	100199	Cash Vault Retn Dup Deposit Ticket	*	****	*	****	*	****	*	****
08801	109999	Contract Cash ATM Settlement	*	****	*	****	*	****	*	****
08151	100100	Contract Cash Balance/Settlement	*	****	*	****	*	****	*	****
08152	100199	Contract Cash [Interest] Expense	*	****	*	****	*	****	*	****
08601	100141	Expanded Network Cash Order-Std	*	****	*	****	*	****	*	****
08611	100199	Expanded Network Currency Deposited	*	****	*	****	*	****	*	****
08604	100199	Expanded Network Currency Furnished	*	****	*	****	*	****	*	****
08616	100501	Expanded Network Deposit Adjustment	*	****	*	****	*	****	*	****
		Subtotal							*	****

							(Below are Monthly Volume and
							Activity Charges Examples)
WF							Monthly		Activity
Code	TMA Code	Service Description	Charge Basis		Price		Volume		Charges
		General Account Services
CK011	010101	Credits Posted	*	****	*	****	*	****	*	****
CK018	250201	Electronic Credits Posted	*	****	*	****	*	****	*	****
CK019	250200	Electronic Debits Posted	*	****	*	****	*	****	*	****
22992	401001	Image PC Request-Electronic Deliver	*	****	*	****	*	****	*	****
		Subtotal							*	****

		Total Monthly Activity Charges							*	****

*	The ***** balancing fee is for 3800 Non-VCOM ATM’s. If the volume of ATMs increase pricing is subject to change.